UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Shareholders

Mid-Cap Growth Fund	December 31, 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investors in the U.S. stock market enjoyed another year of respectable gains in 2014. Mid-cap growth stocks performed well as the market repeatedly reached new highs, and our fund fared even better, outperforming its benchmark and peer group index. While we are pleased with the fund’s performance, the market’s continuing advance has only heightened our sense that some consolidation is overdue, and increasing volatility as the year came to a close seemed to indicate that the mood on Wall Street was becoming more unsettled. We would repeat our view that investors should maintain modest expectations for the quarters ahead, but we are confident that ample opportunities still exist for patient and long-term investors.

The Mid-Cap Growth Fund returned 13.16% in 2014, with roughly half of those gains, 6.46%, coming in the second half of the year. (Returns for Advisor and R Class shares were lower due to their different fee structure.) Our fund outperformed its benchmark and Lipper peer group index in both periods. The fund remained favorably ranked relative to its competitors over all time periods and is the top-ranked fund of its kind since its inception in 1992. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 17 of 421, 55 of 367, 33 of 331, 9 of 226, and 1 of 24 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year and since-inception periods ended December 31, 2014, respectively. Past performance cannot guarantee future results.)

Mid-cap growth stocks handily outperformed their value counterparts over the past six months, but they trailed by a wider margin for the year as a whole. Mid-caps also trailed large-caps for the year, but both considerably outpaced small-caps. Performance varied widely among sectors within the Russell Midcap Growth Index, with health care (up 30.38% for the year) outpacing energy (down 20.29%) by roughly 50 percentage points.

As many have noted, 2015 is the year in which we arrived at the future envisioned in “Back to the Future Part II” (no hoverboards yet). In the investment world, however, we recently wondered if a better theme might be “back to the past”—the late 1990s, in particular. Like then, the U.S. seems to be the only major economy showing even moderate growth, suggesting that, once again, the global economy is “flying on one engine,” as former Treasury official Lawrence Summers put it at the time. Also similar to the late 1990s, the singular strength of the U.S. economy has led to a sharp rise in the U.S. dollar—a beneficial dynamic for U.S. citizens traveling abroad, but a threat to American exports and to profits overseas earned by U.S. multinationals. In the recent plunge of the ruble and several other currencies, we have also witnessed a faint echo of the late 1990s emerging markets currency crisis, though we have yet to see any evidence of a similarly broad contagion.

The reappearance of cheap oil is also reminiscent of the late 1990s, although the price declines then pale next to the precipitous price collapse of the past several months. Oil prices have tumbled over 50% since mid-July; while the apparent trigger was Saudi Arabia’s unwillingness to shoulder the burden of reducing its oil exports, this was really just a classic example of basic economics at work. Oil demand growth, like that of many commodities—from copper to corn to natural gas—has declined in recent years as the global economy has slowed, and, in particular, China’s torrid growth has cooled. Meanwhile, the supply of many commodities has continued to surge, the result of excess capital expenditures committed during the optimism of the boom times. While some experts believe that oil prices will snap back soon, we are not so sure. We may be witnessing the collapse of the OPEC cartel, and barring major political changes in a significant oil-producing country, we believe that energy prices, while volatile, may be lower than many expect in the next several years.

Falling oil prices are having a direct impact on energy sector profits, of course, but their broader impact on the U.S. economy is still uncertain. The benefit to consumers from cheaper gasoline is clear, but declining production also threatens to remove an important driver of recent job gains. The plunge is also weighing on industrial firms that benefit from energy companies’ capital expenditures. More generally, such a rapid change in the price of a key commodity almost always results in unpredictable tertiary effects, both positive and negative. We are mindful, for example, that the collapse of oil prices in the late 1980s undermined Texas real estate and eventually played a role in the broader savings and loan crisis.

One significant departure from the “back to the past” of the late 1990s is the absence of general euphoria in the stock market; this has remained a bull market unnoticed by most. Although there are pockets of speculation in select sectors such as biotechnology and late-stage venture capital, the mass enthusiasm for stocks that led to the valuation excesses of the late 1990s is nonexistent today. While professional and individual investors alike have been coerced by the low interest rate environment into accepting more portfolio risk, as we discussed in our last letter, stock valuations are slightly above historical averages (and a little uncomfortable) but hardly indicative of manic enthusiasm. We are in the midst of a period of rapid technological change and fervor, but most of the tech sector has escaped the wild excesses of the dot-com bubble years.

One reason that the bull market may have escaped widespread attention is a perception that it is somewhat artificial. The Federal Reserve’s prolonged struggle to push investors into equities has undoubtedly driven up multiples, or how much investors are willing to pay for a dollar of earnings. We will not repeat our qualms about the Fed’s extraordinary monetary policy, which we have discussed in several past letters, but we do note that the chorus of doubters seems to have grown louder in recent months. In particular, many have now come to share our suspicion that the benefits of the flood of liquidity that the Fed and other central banks have unleashed upon the global economy has flowed mainly to the few at the top—hedge funds, private-equity investors, and others who are able to borrow cheaply and reinvest aggressively. U.S. economic growth in 2014 was better but not robust, and while employers created plenty of jobs, earnings gains for most Americans remained elusive. Corporations fared better, but profits expanded only moderately in 2014, and they certainly did not keep pace with stock prices.

PORTFOLIO REVIEW

Like the overall market, the fund experienced widely disparate performance from its holdings in 2014. Our favorable results relative to the benchmark—we were among relatively few active managers to outperform in the year—benefited somewhat from our move toward less cyclical growth stocks and our retreat from some of the most richly valued growth issues. In the health care sector, for example, we benefited from health care services firms IDEXX Laboratories and Illumina. Our second-leading contributor for the year was medical technology and products firm CareFusion, whose stock surged following a takeover bid. In the biotechnology group, we were rewarded when several holdings, such as Puma Biotechnology and Alkermes, posted good trial data, but we trimmed or eliminated several biotech holdings on strength. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

A similar emphasis on services also worked to our benefit in the technology sector. We have large positions in IT services firms such as Fiserv and Gartner, and both were among our leading contributors. We saw less favorable results from some of our services positions in the industrials sector. Global data and analytics powerhouse IHS faltered over worries of declining demand for its energy data services, and staffing firm ManpowerGroup suffered from concerns over an even weaker employment market in Europe.

Although we had trimmed our energy holdings earlier in the year and they composed only 3.6% of our portfolio at year-end, they were still prominent in their negative contributions to performance. Four of our top 10 detractors for the year were oil and gas producers SM Energy, Range Resources, EQT, and WPX Energy. As usual, the market was as indiscriminate on the way down as it was on the way up, and even some of the best companies saw their shares fall over 50%. As we mentioned earlier, we do not expect oil to recover quickly, but our remaining holdings share the attributes—strong management teams; long-lived, low-cost reserves; and strong balance sheets—that we think will allow them to prosper in the long run.

In line with our growing caution, we harvested gains in several positions that had performed well since the economic cycle turned upward six years ago. For example, we eliminated our position in Hertz Global Holdings and substantially trimmed our stake in the well-managed but richly valued Chipotle Mexican Grill. Declining energy prices and the improving job market provided a substantial tailwind to many of our consumer discretionary holdings, however. Norwegian Cruise Line Holdings benefited from declining fuel costs, optimism over its new fleet of ships, and an attractive acquisition, and hotelier Marriott profited from a more robust environment for business and leisure travel.

INVESTMENT STRATEGY AND OUTLOOK

In our last letter, we warned shareholders that our cautious positioning might lead to some underperformance in the months ahead. While this warning has thankfully proved unnecessary thus far, it is worth repeating. We often position the fund in ways that are at odds with broader sentiment and, in particular, we have tended to be early in becoming defensive. This was never more the case than in the late 1990s when we were called out as curmudgeons for not embracing the wonders of the dot-com era.

Our willingness to endure bouts of underperformance has generally paid off over the longer term; indeed, we believe our ability to exercise patience is one of the key attributes we can provide as active managers.

Recent research has confirmed that low-turnover investing in companies with durable business models has been rewarded over the long term. In essence, we are arbitraging time horizons, investing with a perspective extending out several years at a time when many others are focused on the short term. While some managers are very skilled at divining the next data point—a company’s monthly same-store sales, a quarterly bookings number, or another’s monthly subscribers—information travels quickly today, and it is a difficult game to play with persistent success. We believe that true long-term investors are a rare breed in today’s public markets. The sheer volume of data and the cacophony of opinion that characterizes the current investment environment encourage hyperactive, short-term trading. Herein lies our advantage—patience.

By one estimate, long-only active managers (who do not short stocks) now represent less than a third of all professional money managers. Hedge funds, wealth managers, and index funds have come to dominate the market. Maybe we are dinosaurs, but there are fewer patient competitors out there for the durable growth companies that are our focus. We appreciate the shared long-term perspective of our shareholders, and we look forward to communicating with you in six months.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 21, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/14
Fiserv	2.1%
CarMax	2.0
Pall	1.8
Textron	1.7
CareFusion	1.6
Altera	1.5
IHS	1.5
DENTSPLY International	1.5
Intuitive Surgical	1.5
Norwegian Cruise Line Holdings	1.5
IDEX	1.5
Red Hat	1.4
FNF	1.4
O'Reilly Automotive	1.4
AutoZone	1.3
Roper Industries	1.3
Alkermes	1.3
Hospira	1.3
Motorola Solutions	1.3
Cooper Companies	1.2
Sensata Technologies Holding	1.2
Agilent Technologies	1.2
VeriSign	1.2
Teleflex	1.2
Henry Schein	1.1
Total	36.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/14

Best Contributors		Worst Contributors	
Norwegian Cruise Line Holdings	38¢	Range Resources	-40¢
CarMax	36	EQT	-35
CareFusion	32	SM Energy*	-33
Intuitive Surgical	26	IHS	-22
Puma Biotechnology*	25	Concho Resources	-21
Fiserv	25	Pioneer Natural Resources	-21
O'Reilly Automotive	24	Colfax	-19
Red Hat	24	WPX Energy**	-16
Pall	22	CONSOL Energy	-14
L Brands	21	Trimble Navigation	-12
Total	273¢	Total	-233¢

12 Months Ended 12/31/14

Best Contributors		Worst Contributors	
CarMax	47¢	SM Energy*	-38¢
CareFusion	40	Range Resources	-37
O'Reilly Automotive	36	Coach*	-21
Marriott	34	Groupon*	-18
Whitewave Foods	30	DigitalGlobe	-16
Alkermes	30	WPX Energy**	-16
Norwegian Cruise Line Holdings	29	EQT	-16
Hospira	28	DSW*	-14
Illumina	28	ManpowerGroup	-13
Fiserv	27	Babcock & Wilcox	-10
Total	329¢	Total	-199¢

*Position eliminated.
**Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 96.5%		
CONSUMER DISCRETIONARY 14.0%		
Automobiles 1.1%		
Harley-Davidson	2,700,000	177,957
Tesla Motors (1)	400,000	88,964
		266,921
Hotels, Restaurants & Leisure 3.7%		
Aramark	3,100,000	96,565
Chipotle Mexican Grill (1)	95,000	65,028
Choice Hotels International (2)	3,000,000	168,060
Marriott, Class A	2,500,000	195,075
Norwegian Cruise Line Holdings (1)	7,600,000	355,376
		880,104
Household Durables 0.4%		
Harman International	1,000,000	106,710
		106,710
Internet & Catalog Retail 0.9%		
Coupons.com (1)	3,298,450	58,548
Netflix (1)	230,000	78,570
TripAdvisor (1)	900,000	67,194
		204,312
Media 0.2%		
Charter Communications, Class A (1)	325,000	54,152
		54,152
Multiline Retail 0.7%		
Dollar General (1)	2,250,000	159,075
		159,075
Specialty Retail 5.9%		
AutoZone (1)	510,000	315,746
CarMax (1)	7,250,000	482,705

Five Below (1)	750,000	30,623
L Brands	2,250,000	194,737
Michaels (1)	2,700,000	66,771
O'Reilly Automotive (1)	1,750,000	337,085
		1,427,667
Textiles, Apparel & Luxury Goods 1.1%		
Hanesbrands	1,500,000	167,430
Wolverine World Wide	3,500,000	103,145
		270,575
Total Consumer Discretionary		3,369,516
CONSUMER STAPLES 3.6%		
Food & Staples Retailing 2.1%		
Rite Aid (1)	27,500,000	206,800
Sprouts Farmers Market (1)	5,000,000	169,900
Whole Foods Market	2,500,000	126,050
		502,750
Food Products 1.5%		
TreeHouse Foods (1)	1,500,000	128,295
Whitewave Foods, Class A (1)	6,750,000	236,183
		364,478
Total Consumer Staples		867,228
ENERGY 3.6%		
Oil, Gas & Consumable Fuels 3.6%		
Concho Resources (1)	1,500,000	149,625
CONSOL Energy	3,750,000	126,787
EQT	3,500,000	264,950
Pioneer Natural Resources	800,000	119,080

Range Resources	4,000,000	213,800
Total Energy		874,242
FINANCIALS 9.4%		
Capital Markets 1.7%		
LPL Financial Holdings	3,500,000	155,925
TD Ameritrade Holding	7,000,000	250,460
		406,385
Diversified Financial Services 2.8%		
CBOE Holdings	4,000,000	253,680
Intercontinental Exchange	1,050,000	230,254
MSCI, Class A	4,250,000	201,620
		685,554
Insurance 3.8%		
FNF	10,000,000	344,500
HCC Insurance Holdings	4,000,000	214,080
Progressive	7,500,000	202,425
Willis Group Holdings	3,500,000	156,835
		917,840
Real Estate Management & Development 1.1%		
Jones Lang LaSalle	1,700,000	254,881
WeWork, Class A, Acquisition Date: 12/9/14 Cost $4,235 (1)(2)(3)(4)	254,314	4,235
		259,116
Total Financials		2,268,895
HEALTH CARE 20.4%		
Biotechnology 3.1%		
Alkermes (1)	5,250,000	307,440

Alnylam Pharmaceuticals (1)	500,000	48,500
Cubist Pharmaceuticals (1)	275,000	27,679
Incyte (1)	2,000,000	146,220
Pharmacyclics (1)	760,000	92,917
Vertex Pharmaceuticals (1)	1,000,000	118,800
		741,556
Health Care Equipment & Supplies 8.4%		
Align Technology (1)	1,100,000	61,501
CareFusion (1)	6,400,000	379,776
Cooper Companies	1,850,000	299,867
DENTSPLY International	6,750,000	359,572
IDEXX Laboratories (1)	1,400,000	207,578
Intuitive Surgical (1)	675,000	357,034
Sirona Dental Systems (1)	1,000,000	87,370
Teleflex (2)	2,450,000	281,309
		2,034,007
Health Care Providers & Services 3.2%		
Envision Healthcare Holdings (1)	3,400,000	117,946
Henry Schein (1)	2,000,000	272,300
MEDNAX (1)	2,500,000	165,275
Universal Health Services	2,000,000	222,520
		778,041
Health Care Technology 0.3%		
IMS Health Holdings (1)	1,400,000	35,896
Veeva Systems, Class A (1)	1,000,000	26,410
		62,306
Life Sciences Tools & Services 3.5%		
Agilent Technologies	7,000,000	286,580
Bruker (1)(2)	9,000,000	176,580
Covance (1)	1,925,000	199,892
Illumina (1)	650,000	119,977

Mettler-Toledo International (1)	225,000	68,054
		851,083
Pharmaceuticals 1.9%		
Catalent (1)	5,107,200	142,389
Hospira (1)	5,000,000	306,250
		448,639
Total Health Care		4,915,632
INDUSTRIALS & BUSINESS SERVICES 21.3%		
Aerospace & Defense 2.4%		
DigitalGlobe (1)(2)	5,500,000	170,335
Textron	10,000,000	421,100
		591,435
Commercial Services & Supplies 1.5%		
IHS (1)	3,200,000	364,416
		364,416
Construction & Engineering 0.2%		
Quanta Services (1)	1,500,000	42,585
		42,585
Electrical Equipment 4.1%		
Acuity Brands	1,525,000	213,607
AMETEK	4,900,000	257,887
Babcock & Wilcox (2)	7,500,000	227,250
Sensata Technologies Holding (1)	5,500,000	288,255
		986,999
Industrial Conglomerates 1.3%		
Roper Industries	2,000,000	312,700
		312,700

Machinery 6.0%		
Colfax (1)	3,300,000	170,181
IDEX (2)	4,500,000	350,280
Nordson	1,000,000	77,960
Pall	4,175,000	422,552
Rexnord (1)(2)	5,500,000	155,155
WABCO Holdings (1)	1,250,000	130,975
Xylem	3,750,000	142,762
		1,449,865
Professional Services 3.1%		
Equifax	3,000,000	242,610
ManpowerGroup	2,400,000	163,608
Towers Watson	950,000	107,512
Verisk Analytics, Class A (1)	3,500,000	224,175
		737,905
Road & Rail 1.8%		
Hertz Global Holdings (1)	1,750,000	43,645
J.B. Hunt Transport Services	2,500,000	210,625
Kansas City Southern	1,575,000	192,197
		446,467
Trading Companies & Distributors 0.9%		
Fastenal	4,400,000	209,264
		209,264
Total Industrials & Business Services		5,141,636
INFORMATION TECHNOLOGY 19.9%		
Communications Equipment 2.2%		
JDS Uniphase (1)(2)	13,750,000	188,650
Motorola Solutions	4,500,000	301,860

Palo Alto Networks (1)	350,000	42,899
		533,409
Electronic Equipment, Instruments & Components 1.8%		
Cognex (1)	500,000	20,665
FEI	1,750,000	158,113
Keysight Technologies (1)	5,000,000	168,850
Trimble Navigation (1)	3,400,000	90,236
		437,864
Internet Software & Services 3.2%		
Akamai Technologies (1)	1,500,000	94,440
Atlassian, Class A1, ADR, Acquisition Date: 4/9/14 Cost $3,079 (1)(3)(4)	192,415	3,656
Atlassian, Class A2, ADR, Acquisition Date: 4/9/14 Cost $11,076 (1)(3)(4)	692,225	13,152
Atlassian, Class A3, ADR, Acquisition Date: 4/9/14 Cost $2,121 (1)(3)(4)	132,550	2,518
Atlassian, Series 1, ADR, Acquisition Date: 4/9/14 Cost $5,404 (1)(3)(4)	337,759	6,417
Atlassian, Series 2, ADR, Acquisition Date: 4/9/14 Cost $14,470 (1)(3)(4)	904,344	17,183
Atlassian, Series A, ADR, Acquisition Date: 4/9/14 Cost $10,700 (1)(3)(4)	668,760	12,706
Dropbox, Class B, Acquisition Date: 5/1/12 Cost $3,992 (1)(3)(4)	441,181	8,427
GrubHub (1)	1,200,000	43,584
LendingClub (1)	1,031,600	26,100
LinkedIn (1)	250,000	57,428
Rackspace Hosting (1)	3,200,000	149,792
VeriSign (1)	5,000,000	285,000
Zillow (1)	450,000	47,651
		768,054
IT Services 6.5%		
CoreLogic (1)(2)	6,000,000	189,540
Fidelity National Information	2,500,000	155,500

Fiserv (1)	7,000,000	496,790
Gartner (1)	3,200,000	269,472
Global Payments	3,000,000	242,190
Vantiv, Class A (1)	6,000,000	203,520
		1,557,012
Semiconductor & Semiconductor Equipment 2.9%		
Altera	10,000,000	369,400
Atmel (1)	15,000,000	125,925
Microchip Technology	2,000,000	90,220
Xilinx	2,750,000	119,047
		704,592
Software 3.2%		
FactSet Research Systems	1,700,000	239,275
Guidewire Software (1)	350,000	17,721
Mobileye (1)(5)	1,525,000	61,854
Red Hat (1)	5,000,000	345,700
ServiceNow (1)	1,000,000	67,850
Workday (1)	350,000	28,563
		760,963
Technology Hardware, Storage & Peripherals 0.1%		
Stratasys (1)	250,000	20,778
		20,778
Total Information Technology		4,782,672
MATERIALS 3.4%		
Chemicals 1.1%		
Celanese, Series A	2,000,000	119,920
RPM	2,850,000	144,524
		264,444

Construction Materials 0.6%		
Martin Marietta Materials	1,300,000	143,416
		143,416
Containers & Packaging 0.6%		
Ball	2,000,000	136,340
		136,340
Metals & Mining 1.1%		
Franco-Nevada (CAD)	4,500,000	221,591
Silver Wheaton	2,000,000	40,660
		262,251
Total Materials		806,451
TELECOMMUNICATION SERVICES 0.8%		
Wireless Telecommunication Services 0.8%		
T-Mobile US (1)	7,000,000	188,580
Total Telecommunication Services		188,580
UTILITIES 0.1%		
Independent Power & Renewable Electricity Producers 0.1%		
Calpine (1)	1,000,000	22,130
Total Utilities		22,130
Total Common Stocks (Cost $14,266,610)		23,236,982
CONVERTIBLE PREFERRED STOCKS 0.4%		
FINANCIALS 0.1%		
Real Estate Management & Development 0.1%		
WeWork, Series D-1, Acquisition Date: 12/9/14 Cost $21,046 (1)(2)(3)(4)	1,263,943	21,046

WeWork, Series D-2, Acquisition Date: 12/9/14 Cost $16,536 (1)(2)(3)(4)	993,098	16,536
Total Financials		37,582

INFORMATION TECHNOLOGY 0.3%

Internet Software & Services 0.3%

Dropbox, Series A, Acquisition Date: 5/1/12 Cost $5,263 (1)(3)(4)	581,600	11,109
Dropbox, Series A-1, Acquisition Date: 5/1/12 Cost $26,098 (1)(3)(4)	2,884,077	55,090
LivingSocial, Series E, Acquisition Date: 4/1/11 Cost $52,158 (1)(2)(3)(4)	9,229,900	2,215
Total Information Technology		68,414
Total Convertible Preferred Stocks (Cost $121,102)		105,996

SHORT-TERM INVESTMENTS 3.5%

Money Market Funds 3.5%

T. Rowe Price Government Reserve Investment Fund, 0.04% (2)(6)	842,076,258	842,076
Total Short-Term Investments (Cost $842,076)		842,076

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%

Short-Term Funds 0.0%

T. Rowe Price Short-Term Reserve Fund, 0.05% (2)(6)	682,093	6,821
Total Investments through Securities Lending Program with State Street Bank and Trust Company		6,821
Total Securities Lending Collateral (Cost $6,821)		6,821

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $15,236,609)	$ 24,191,875
Receivable for shares sold	25,207
Dividends receivable	6,068
Receivable for investment securities sold	569
Other assets	158
Total assets	24,223,877
Liabilities	
Payable for shares redeemed	100,858
Investment management fees payable	12,852
Payable for investment securities purchased	9,887
Obligation to return securities lending collateral	6,821
Due to affiliates	1,252
Other liabilities	2,391
Total liabilities	134,061
NET ASSETS	$ 24,089,816
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 148,423
Net unrealized gain	8,955,266
Paid-in capital applicable to 319,858,128 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	14,986,127
NET ASSETS	$ 24,089,816
NET ASSET VALUE PER SHARE	
Investor Class	
($22,676,771,598 / 300,592,737 shares outstanding)	$ 75.44
Advisor Class	
($1,155,794,960 / 15,697,793 shares outstanding)	$ 73.63
R Class	
($257,249,024 / 3,567,598 shares outstanding)	$ 72.11

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/14	12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (46,091)	$ (53,010)
Net realized gain	2,844,739	2,085,179
Change in net unrealized gain / loss	139,465	4,450,231
Increase in net assets from operations	2,938,113	6,482,400
Distributions to shareholders		
Net realized gain		
Investor Class	(1,884,511)	(1,225,349)
Advisor Class	(94,500)	(66,684)
R Class	(20,111)	(17,281)
Decrease in net assets from distributions	(1,999,122)	(1,309,314)
Capital share transactions*		
Shares sold		
Investor Class	2,961,881	2,309,503
Advisor Class	294,487	308,047
R Class	39,569	44,941
Distributions reinvested		
Investor Class	1,775,497	1,178,213
Advisor Class	92,384	62,258
R Class	20,111	17,280
Shares redeemed		
Investor Class	(4,634,581)	(3,505,832)
Advisor Class	(502,665)	(312,694)
R Class	(108,129)	(77,758)
Increase (decrease) in net assets from capital share transactions	(61,446)	23,958
Net Assets		
Increase during period	877,545	5,197,044
Beginning of period	23,212,271	18,015,227
End of period	**$ 24,089,816**	**$ 23,212,271**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992; the Mid-Cap Growth Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Mid-Cap Growth Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $362,000 for the year ended December 31, 2014.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the fund realized $478,571,000 of net gain on $931,794,000 of in-kind redemptions.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2014, totaled $41,896,000 for the year ended December 31, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2014, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2014, the fund recognized $1,372,000 of realized gain on Futures and a $(1,249,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2014, the value of loaned securities was $6,587,000; the value of cash collateral and related investments was $6,821,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,982,723,000 and $7,752,415,000, respectively, for the year ended December 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2014 and December 31, 2013, were characterized for tax purposes as follows:

At December 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee.

The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2014, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $3,100,000 for T. Rowe Price Services, Inc.; and $8,290,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2014, the fund was charged $186,000 for shareholder servicing costs related to the college savings plans, of which $152,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2014, the fund was allocated $123,000 of Spectrum Funds’ expenses and $5,333,000 of Retirement Funds’ expenses. Of these amounts, $2,434,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2014, less than 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2015

Tax Information (Unaudited) for the Tax Year Ended 12/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$186,720,000 from short-term capital gains,
●	$2,150,918,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $139,237,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $131,215,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[165]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[165]	Officer (2007), and Director, Starwood Hotels & Resorts, a hotel and leisure company (1999 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present); Chairman of Compensation Committee
[165]	and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Mid-Cap Growth Fund	Principal Occupation(s)
Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph P. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,283,000 and $1,691,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 13, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 13, 2015